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                                  EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with this annual report on Form 10-K of Cortelco Systems Puerto Rico, Inc. ("Registrant") I, Sergio Moren, Chief Executive Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date: October 29, 2002                    /s/ Sergio Moren
                                             -----------------------------------
                                              Sergio Moren
                                              Chief Executive Officer

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CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with this annual report on Form 10-K of Cortelco Systems Puerto Rico, Inc. ("Registrant") I, Francisco Sanchez, Chief Financial Officer of Registrant , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date:  October 29, 2002                 /s/  Francisco Sanchez
                                           -------------------------------------
                                             Francisco Sanchez
                                             Chief Financial Officer